UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2013

Crescent Financial Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 659-9000
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 30, 2013 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1. Press release dated January 30, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Financial Bancshares, Inc.
(Registrant)

January 30, 2013	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated	January 30, 2013